UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2013

Date of reporting period:  November 30, 2012

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT │ N O V E M B E R 3 0 , 2 0 1 2

THE WORLD OF INVESTMENT OPPORTUNITIES

Top 10 Reasons to
Invest in International Equities

10.	95% of the world’s population resides outside the United States.1

»	China should have approximately 1.4 billion middle class consumers compared to 365 million in the U.S. by 2030.2
9.	The international landscape offers more than 40,000 potential investments in companies with a market cap of less than $5 billion.3

8.	Brazil, one of the fastest growing countries in South America, has 20% of the world’s fresh water resources with only 3% of the world’s population.4

7.	Over the next few years, over 85% of growth in world GDP is projected to come from outside the U.S.5

6.	Adding international stocks has historically reduced the total volatility of a portfolio.6

5.	During the past 10 years, the small cap value international index has outperformed both its U.S. small cap counterpart and the broader U.S. market.7

4.	European stocks today are priced at some of the lowest valuations in more than a generation. History has shown that crises create some of the best buying opportunities.

3.	International dividend payers historically have offered attractive yields with less volatility, potentially minimizing downside risk.8

2.	38 international economies are yielding more than the S&P 500 Index.9

1.	Over 8 international markets are trading at book value or less vs. the S&P 500 Index priced at over 2x book value.9

HINVX
Heartland
International
Value Fund

Seeks long-term
capital appreciation
by investing in
international
companies, with
an emphasis on
dividends

1Census.gov,12/13/2012. 2“Will China’s new middle class save it from disaster?” The Telegraph, 10/31/2012. 3Bloomberg Finance, L.P., 12/13/2012. 4“Should You Invest In Brazil,” Money Week, 1/17/2012. 5Bloomberg, L.P. and Heartland Advisors, Inc., 3/20/2012. 6“How much should you put in international stocks?” CBS News MoneyWatch, 12/5/2012. 7As of 11/30/2012, the average annual total returns for the 1-, 3-, 5-, and 10-year periods of the MSCI AC World Index ex USA Small Cap Value, were 12.57%, 5.16%, -0.84% and 13.57%, respectively; the Russell 2000® Value Index were 15.05%, 12.76%, 2.52%, and 8.58%, respectively; and the S&P 500 Index were 16.13%, 11.25%, 1.34%, and 6.36%, respectively. 8“Investing for dividend growth overseas,” Chicago Tribune, 8/13/2012. 9Bloomberg, L.P. and Heartland Advisors, Inc., 12/14/2012. International stock market yield is based on Bloomberg’s dividend yield for the Emerging Markets and Developed Markets countries in the MSCI Index vs. the S&P 500 Index.

Economic predictions are based on estimates and are subject to change.

Past performance does not guarantee future results.

RISKS: Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. There is no assurance that dividend-paying stocks will mitigate volatility.

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Fund’s prospectus. To obtain a prospectus, please call 1-877-484-6838 or visit www.heartlandinternationalfund.com. Please read the prospectus carefully before investing.

Source: Standard & Poors, Morgan Stanley Capital International (MSCI) and FactSet Research Systems, Inc. The MSCI AC World Index ex USA Small Cap Value is intended to be representative of international small value stocks, the focus of the Fund. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. MSCI. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Distributed by ALPS Distributors, Inc. HLI305

TABLE OF CONTENTS

management’s discussion of fund performance	2

growth of hypothetical $10,000	4

additional fund characteristics	5

financial statements

Schedule of Investments	6

Schedule of Open Futures Contracts	8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

additional information

Expense Examples	19

Other Information	19

Board Review of Investment Advisory Agreement	20

Tax Information	22

Information Regarding Executive Officers & Directors	22

Definitions	24

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Shareholders,

In the six-month period ended November 30, 2012, the Heartland International Value Fund returned 19.54%. The Fund outpaced its benchmark by nearly six percentage points, as the MSCI AC World ex USA Small Cap Value Index rose 13.68% for the same period.

The Fund’s outperformance is largely attributable to individual stock selection; while our sector concentrations were also contributory, they did not have as significant an effect on performance.

We anticipate an economic environment that will favor individual stock picking. Though international equities generally rallied during the six-month period ended November 30, growth has slowed around the globe. Consumer spending is less robust than it would normally be in a recovery. The Eurozone continues to face high debt and unemployment levels and is already in recession. In the near term, much of the world’s expansion will hinge on political and monetary factors in the U.S. and European Union. In this uncertain environment, we take comfort in our investments in companies with solid balance sheets that we believe can generate steady cash flows even during a downturn.

Throughout much of the world—and especially in emerging markets—the middle class is growing. Populations are rising rapidly, and purchasing power is expanding. It is common knowledge that this will drive growth, and the expensive valuations of many consumer stocks reflect this belief. Our bottom-up discipline enables us to identify those companies that could participate in this phenomenon, but are still trading at attractive prices. We are currently finding these opportunities within industrial robotic and water-related businesses. As wages rise, a shift away from labor toward automation will persist. A modern society will insist on clean and plentiful water, thus water distribution and related infrastructure firms are likely to benefit.

We have also maintained our overweight position to Japan, where Prime Minister elect Shinzo Abe has called for the Bank of Japan to target 2-3% annual inflation—a catalyst for rising Japanese asset prices, including stocks, in our opinion. Higher inflation should also weaken the Yen and boost Japanese exports. These potential catalysts for growth arrive at a time when the TOPIX Index is trading at a multi-decade low valuation and below book value.

Dividend payers remain a significant portion of our portfolio with 84% of our stocks with yields ranging between 0.9 – 11.5%*. We anticipate that the market will eventually reward companies that pay higher dividends than their countries’ long-dated government bonds.

Recent portfolio sales included portions of our positions in two Brazilian holdings that had approached our price targets.

Our process remains the same as we look ahead to 2013. Global economic challenges remain. But there are always companies that can generate strong cash flows even in difficult economic environments. The Fund continues to offer compelling valuation characteristics, including:

•A forward Price to Earnings (P/E) ratio of 9.7x 2013 estimates

•Price to Cash Flow of 7.6x

•Debt to Total Capitalization of only 18%

Whatever the New Year brings, we remain confident in our time-tested approach. Thank you for the privilege of managing your investment.

Yours truly,

Bill Nasgovitz	Mike Jolin, CFA
Founder and Portfolio Manager	Research Analyst
Heartland Advisors, Inc.

CFA is a trademark owned by the CFA Institute.

* FactSet Research Systems, Inc., as of 11/30/2012

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.
A company currently paying dividends may cease paying dividends at any time.

FUND SUMMARY

Total Returns as of November 30, 2012	One Year	Since Inception (10/01/10)
International Value Fund	15.69%	0.09%
MSCI All Country World Index ex USA Small Cap Value Index*	12.57	0.73

Index Source: FactSet Research Systems, Inc. and MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

*	The Index is a total return index, reported in U.S. dollars based on share prices and reinvested net dividends from 44 countries and is not available to purchase.

In the prospectus dated 10/1/12, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund is 1.75%. Heartland Advisors has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses for the Fund do not exceed 1.75% of the Fund’s average net assets, through at least October 1, 2013, and subject thereafter to annual reapproval of the agreement by the Board of Trustees. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 2.69%. As of the date of this report, Total Annual Fund Operating Expenses would be 2.49% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns  may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 1-877-484-6838, or visit www.heartlandinternationalfund.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION(1)(2)

(1)	Percentages are based upon total equity investments and subject to change.

(2)
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT GOAL
The Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC
The Fund seeks to capture the long-term capital appreciation of international stocks, with an emphasis on dividend-paying companies. The Fund utilizes the Advisor’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS
The Fund invests primarily in foreign small companies selected on a value basis that pay dividends. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks. Small company securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic values may not be recognized by the broad market. There is no assurance that dividend-paying stocks will mitigate volatility. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

PORTFOLIO HIGHLIGHTS & STATISTICS
Number of holdings (excludes cash equivalents)	45
Net assets	$21.7 mil.
NAV	$9.97
Median market cap	$728.1 mil.
Weighted average market cap	$1,559.6 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)
Golden Star Resources Ltd.	4.39%
Wasion Group Holdings Ltd.	4.34
Bombardier, Inc.	4.06
Trinity Biotech PLC – ADR	4.02
United Drug PLC	3.82
NongShim Co. Ltd.	3.78
Fukuda Denshi Co. Ltd.	3.73
KUKA AG	3.44
Daekyo Co. Ltd.	3.22
Keck Seng Investments	3.02

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.”  All information, unless otherwise indicated, is as of 11/30/12.

Bill Nasgovitz and Michael Jolin are registered representatives of ALPS Distributors, Inc. The Fund is distributed by ALPS Distributors, Inc.

CFA is a trademark owned by the CFA Institute.

HEARTLAND INTERNATIONAL VALUE FUND
GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Heartland International Value Fund – Inception: 10-1-10

The graphs shown above represent a hypothetical investment of $10,000 in the Fund and MSCI Index for the period from inception to 11/30/12.  All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Past performance does not guarantee future results.

ADDITIONAL FUND CHARACTERISTICS
(UNAUDITED)

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Fund is managed according to the Advisor’s time-tested 10 Principles of Value InvestingTM.  The Advisor believes this investment process may limit downside risk relative to other equity investment strategies, while providing an opportunity for capital appreciation.

The Fund focuses on companies outside the U.S., generally with market capitalizations of up to $5 billion at the time of purchase. The following table summarizes the market capitalization of the Fund as of November 30, 2012. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

Micro-Cap Holdings – $0 - $300 million	16.8%
Small/Mid-Cap Holdings – $300 million - $5 billion	71.4
Large-Cap Holdings – $5 billion +	9.4
Short-Term Investments	2.4
TOTAL	100.0

SECTOR ALLOCATION — % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of the Fund as of November 30, 2012. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

Consumer Discretionary	19.6%
Consumer Staples	11.9
Energy	5.3
Financials	5.9
Health Care	14.9
Industrials	17.8
Information Technology	6.5
Materials	12.6
Utilities	3.1
Cash	2.4
TOTAL	100.0

FINANCIAL STATEMENTS

SCHEDULE OF INVESTMENTS
November 30, 2012 (Unaudited)

COMMON STOCKS 96.90%	SHARES	VALUE

Australia 4.11%
Aditya Birla Minerals Ltd.(d)	283,000	$128,525
Collection House Ltd.(d)	226,000	222,956
Goodman Fielder Ltd.(d)	773,333	541,307
		892,788

Brazil 1.14%
Mahle-Metal Leve SA Industria e Comercio	20,000	248,315

Canada 9.36%
Bombardier, Inc.	250,000	883,375
CAE, Inc.	20,000	198,923
Canam Group, Inc.(a)	100,000	552,675
Enerplus Corp.	30,000	401,067
		2,036,040

China 6.68%
Clear Media Ltd.	1,000,000	508,374
Wasion Group Holdings Ltd.(d)	2,000,000	944,213
		1,452,587

Germany 5.50%
Einhell Germany AG	5,000	185,230
KSB AG	500	262,059
KUKA AG(a)(d)	22,000	747,943
		1,195,232

Ghana 4.39%
Golden Star Resources Ltd.(a)	525,000	955,500

Hong Kong 1.21%
Cathay Pacific Airways Ltd.(d)	150,000	263,570

Ireland 7.83%
Trinity Biotech PLC - ADR	60,000	873,600
United Drug PLC	200,000	829,915
		1,703,515

Italy 0.74%
Indesit Company SpA(d)	22,000	160,124

Japan 25.71%
Alps Logistics Co. Ltd.(d)	58,100	551,125
Fuji Pharma Co. Ltd.(d)	24,000	400,930
Fukuda Denshi Co. Ltd.(b)(d)	28,000	812,123
Kurita Water Industries Ltd.(d)	19,000	415,115
Medikit Co. Ltd.	10,000	360,284
Ministop Co. Ltd.(d)	37,000	631,367
Miraial Co. Ltd.(d)	25,000	489,447
Nippon Seiki Co. Ltd.(d)	65,000	643,953
PanaHome Corp.(d)	30,000	187,489
Takamatsu Construction Group Co. Ltd.(d)	30,000	475,521
Yokogawa Electric Corp.(d)	20,000	212,784
Yokohama Rubber Co. Ltd.(d)	61,000	410,402
		5,590,540

Kazakhstan 4.02%
Halyk Savings Bank - GDR(a)	39,500	312,445
KazMunaiGas Exploration Production JSC - GDR	30,000	561,000
		873,445

Malaysia 0.93%
Wah Seong Corp. Bhd(d)	350,000	201,428

Mexico 2.73%
AuRico Gold, Inc.(a)	75,000	592,691

Republic of Korea 8.33%
Daekyo Co. Ltd.(d)	125,000	700,089
NongShim Co. Ltd.(d)	3,500	822,197
Samsung Securities Co. Ltd.(d)	6,300	288,272
		1,810,558

Russian Federation 2.53%
VSMPO-AVISMA Corp.(d)	3,160	551,025

Thailand 1.21%
Thai Tap Water Supply PCL(d)	1,000,000	264,073

Ukraine 2.90%
Avangardco Investments Public Ltd. - GDR(a)	60,000	630,000

United Kingdom 4.56%
GKN PLC(d)	100,000	356,098
Invensys PLC(d)	75,000	379,211
Persimmon PLC(d)	20,000	256,818
		992,127

Vietnam 3.02%
Keck Seng Investments	1,400,000	657,532
TOTAL COMMON STOCKS (Cost $19,565,143)		21,071,090

PREFERRED STOCKS 1.89%
Brazil 1.89%
Cia de Saneamento do Parana	100,000	410,895
TOTAL PREFERRED STOCKS (Cost $176,137)		410,895

The accompanying notes are an integral part of these financial statements.

	PRINCIPAL
SHORT-TERM INVESTMENTS 2.42%	AMOUNT	VALUE
Time Deposits 2.42%
Wells Fargo (Grand Cayman), 0.12%(c)(d)	$525,293	$525,293
TOTAL SHORT-TERM INVESTMENTS
(Cost $525,293)		525,293
TOTAL INVESTMENTS
(Cost $20,266,573) 101.21%		22,007,278
LIABILITIES IN EXCESS OF OTHER ASSETS (1.21%)		(262,282)
TOTAL NET ASSETS 100.00%		$21,744,996

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Illiquid security. Please see Note (2)(e) in the Notes to Financial Statements.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is the 7-day yield as of November 30, 2012.
(d)
Classified as Level 2. Valued using methods determined by the Board of Trustees or using systematic fair valuation models provided by an independent pricing source. See Note (3) in the Notes to Financial Statements.

Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
JSC	Joint Stock Company is a company which has the capital of its members pooled in a common fund.
Ltd	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PCL	Public Company Limited by shares.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SpA	Società per Azioni is an Italian term that refers to a business corporation.
Bhd	Berhad is a Malaysian term for private company.
SA	Sociedad Anónima is the Spanish equivalent of a publicly held corporation.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPEN FUTURES CONTRACTS
November 30, 2012 (Unaudited)

			UNREALIZED
	NUMBER OF	SETTLEMENT	APPRECIATION/
DESCRIPTION	CONTRACTS SOLD	MONTH	(DEPRECIATION)
Euro FX Currency	10	December - 12	$(48,354)
Japanese Yen FX Currency	31	December - 12	187,374
TOTAL FUTURES CONTRACTS SOLD			$139,020

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2012 (Unaudited)

ASSETS
Investments, at value (cost $20,266,573)	$22,007,278
Cash	170
Dividends and interest receivable	72,947
Deposit for futures at broker	134,512
Receivable for Fund shares sold	22,328
Other assets	17,100
TOTAL ASSETS	22,254,335

LIABILITIES
Payable for investments purchased	406,490
Payable for Fund shares redeemed	31,025
Payable to Advisor	2,590
Payable to affiliates	34,605
Accrued distribution fee	4,279
Accrued expenses and other liabilities	30,350
TOTAL LIABILITIES	509,339

NET ASSETS	$21,744,996

NET ASSETS CONSIST OF:
Paid-in capital	$22,391,150
Accumulated net investment loss	(14,927)
Accumulated net realized loss on:
Investments	(1,849,832)
Futures contracts	(587,072)
Foreign currency translation	(71,458)
Net unrealized appreciation (depreciation) on:
Investments	1,740,705
Futures contracts	139,020
Foreign currency translation	(2,590)
NET ASSETS	$21,744,996

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,181,689

Net asset value, redemption price and offering price per share(1)	$9.97

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended November 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividend income(1)	$219,316
Interest income	44
Total Investment Income	219,360
EXPENSES
Advisory fees	82,207
Administration and accounting fees	41,749
Transfer agent fees and expenses	37,068
12b-1 fees	24,179
Audit and tax fees	10,442
Federal and state registration fees	9,309
Legal fees	8,180
Custody fees	8,147
Chief Compliance Officer fees and expenses	6,965
Reports to shareholders	4,554
Trustees' fees and related expenses	2,781
Other expenses	5,061
TOTAL EXPENSES	240,642
Less waivers and reimbursement by Advisor (Note 5)	(71,392)
NET EXPENSES	169,250
NET INVESTMENT INCOME	50,110
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(71,327)
Futures contracts	176,857
Foreign currency translation	(11,838)
Change in net unrealized appreciation (depreciation) from:
Investments	3,315,234
Futures contracts	5,969
Foreign currency translation	(1,637)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,413,258
NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,463,368

(1)	Net of $23,670 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED
	NOVEMBER 30, 2012	YEAR ENDED
	(UNAUDITED)	MAY 31, 2012

FROM OPERATIONS
Net investment income	$50,110	$53,131
Net realized gain (loss) from:
Investments	(71,327)	(1,852,033)
Futures contracts	176,857	(763,929)
Foreign currency translation	(11,838)	(28,092)
Change in net unrealized appreciation (depreciation) from:
Investments	3,315,234	(2,421,538)
Futures contracts	5,969	149,330
Foreign currency translation	(1,637)	(1,637)
Net increase (decrease) in net assets from operations	3,463,368	(4,864,768)

FROM DISTRIBUTIONS
Net investment income	—	(81,515)
Net decrease in net assets resulting from distributions paid	—	(81,515)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,117,921	7,731,888
Net asset value of shares issued in reinvestment of distributions to shareholders	—	81,437
Costs for shares redeemed*	(268,390)	(4,406,681)
Net increase in net assets from capital share transactions	849,531	3,406,644
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,312,899	(1,539,639)

NET ASSETS:
Beginning of period	17,432,097	18,971,736
End of period	$21,744,996	$17,432,097
*Net of redemption fees of	$8	$392
ACCUMULATED NET INVESTMENT LOSS	$(14,927)	$(65,037)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	SIX MONTHS ENDED
	NOVEMBER 30, 2012	YEAR ENDED	PERIOD ENDED
	(UNAUDITED)	MAY 31, 2012	MAY 31, 2011(1)
Net Asset Value, Beginning of Period	$8.34	$10.93	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.02	0.03	0.13
Net realized and unrealized gain (loss) on investments	1.61	(2.58)	0.80
Total from investment operations	1.63	(2.55)	0.93
Less distributions paid:
From net investment income	—	(0.04)	—
Total distributions paid	—	(0.04)	—
Paid-in capital from redemption fees (Note 6)(5)	0.00	0.00	0.00
Net Asset Value, End of Period	$9.97	$8.34	$10.93
TOTAL RETURN(3)	19.54%	(23.39)%	9.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (000’s)	$21,745	$17,432	$18,972
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	2.49%	2.69%	4.23%
After waiver and expense reimbursement(4)	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	(0.22)%	(0.64)%	(0.58)%
After waiver and expense reimbursement(4)	0.52%	0.30%	1.90%
Portfolio turnover rate(3)	19.30%	81.69%	22.29%

(1)	The Fund commenced operations on October 1, 2010.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2012 (Unaudited)

(1)	ORGANIZATION

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heartland International Value Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust (formerly known as the Heartland International Small Cap Fund).  The investment objective of the Fund is long-term capital appreciation with modest current income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on October 1, 2010. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Heartland Advisors, Inc. (the “Advisor”).

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements:

(a)
Investment Valuation:  Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Trust’s Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. These are generally categorized as Level 2 in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 hierarchy. Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by the independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method or other analytical pricing models. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)
Foreign Securities and Currency:  The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)
Federal Income Taxes:  The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly pays no Federal income taxes and no Federal income tax provision is recorded.

(d)
Distributions to Shareholders:  Net investment income and any net realized capital gains, if any, are distributed to each shareholder as a dividend. Dividends from the Fund are declared and paid at least annually. Dividends from the Fund are recorded on ex-dividend date and are determined in accordance with tax regulations.

(e)	Illiquid securities: At November 30, 2012, 3.73% of the Fund’s net assets were illiquid as defined pursuant to guidelines established by the Advisor.

(f)
Use of Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reporting amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
Other:  For financial reporting purposes, all transactions are accounted for on a trade-date basis. Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund amortizes and accretes premium and discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(3)	FAIR VALUE MEASUREMENTS

The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 –
Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international fair valued securities and portfolio securities lacking any sales referenced in Note 2.

Level 3 –	Significant unobservable prices or inputs (includes the Board of Trustees and Valuation Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2012:

	Level 1(1)	Level 2(1)(3)	Level 3(2)	Total
Equity
Common Stock	$9,012,985	$12,058,105	$—	$21,071,090
Preferred Stock	410,895	—	—	410,895
Total Equity	9,423,880	12,058,105	—	21,481,985
Short-Term Investments	—	525,293	—	525,293
Total Investments in Securities	$9,423,880	$12,583,398	$—	$22,007,278
Futures Contracts*	$139,020	$—	$—	$139,020

* This amount represents the net appreciation on futures contracts sold. See the accompanying Schedule of Open Futures Contracts for additional information.

Transfers between Levels are recognized as of the beginning and end of the financial reporting period.

Transfers into Level 1	$2,181,051
Transfers out of Level 1	—
Net transfers in and/or out of Level 1	$2,181,051
Transfers into Level 2	$—
Transfers out of Level 2	(2,181,051)
Net transfers in and/or out of Level 2	$(2,181,051)

(1)	Transfers in and out of Level 1 and Level 2 resulted from foreign securities which were priced using a systematic fair valuation model as noted in Note 2a.
(2)
The Fund measures Level 3 activity as of the beginning and end of each financial reporting period. For the six months ended November 30, 2012, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(3)	For further information regarding security characteristics and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedule of Investments.

(4)	DERIVATIVE INSTRUMENTS

The FASB ASC Topic 815 hierarchy requires enhanced disclosure about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular the Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of the Fund’s total return. The Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund if the other party to the contract defaults.

The Fund’s use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

FUTURES CONTRACTS

The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for a future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is a minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The fair value of derivative instruments as reported within this Schedule of Investments as of November 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Asset Derivative	Value	Liability Derivative	Value
Foreign Exchange Currency Futures Contracts	Net assets - Unrealized appreciation*	$187,374	Net assets - Unrealized depreciation*	$(48,354)
Total		$187,374		$(48,354)

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on income for the six month period from June 1, 2012 through November 30, 2012 was as follows:

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Derivatives not accounted for as hedging instruments	Futures Contracts
Foreign Exchange Currency Futures Contracts	$176,857
Total	$176,857

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
Derivatives not accounted for as hedging instruments	Futures Contracts
Foreign Exchange Currency Futures Contracts	$(1,637)
Total	$(1,637)

(5)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISOR

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.85% of the Fund’s average daily net assets. The Advisor has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.75% of the Fund’s average daily net assets, through at least October 1, 2013. For the six months ended November 30, 2012, expenses of $71,392 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. Also, any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of management fees and/or expenses. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2014	$147,089
May 31, 2015	$164,889
November 30, 2015	$71,392

DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay ALPS Distributors, Inc. (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the six months ended November 30, 2012, the Fund accrued expenses of $24,179 pursuant to the 12b-1 Plan.

RELATED PARTY TRANSACTIONS

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and fund accountant; coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. For the six months ended November 30, 2012, the Fund incurred $41,749 in administration and accounting fees. At November 30, 2012, the Administrator was owed fees of $16,782.

USBFS also serves as the transfer agent to the Fund. For the six months ended November 30, 2012, the Fund incurred $22,561 in transfer agency fees and expenses. At November 30, 2012, the Fund owed transfer agency fees and expenses of $11,286.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended November 30, 2012, the Fund was allocated $6,965 of the Trust’s Chief Compliance Officer fee. At November 30, 2012, fees of $3,473 were owed by the Fund for the Chief Compliance Officer’s services.

(6)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, shares that are redeemed or exchanged within 90 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in the account as being redeemed first. The fee is retained by the Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in-capital.” The Fund retained redemption fees of $8, $392 and $86 during the six month period ended November 30, 2012, the year ended May 31, 2012 and the eight month period ended May 31, 2011, respectively.

(7)	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended November 30, 2012, were $5,080,026 and $3,653,923, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(8)	FEDERAL INCOME TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book-tax differences that may have an impact on the character of the Fund’s distributions.

The Fund complies with the provisions of Accounting for Uncertainty in Income Taxes (the “Income Tax Statement” or “ASC 740.10.25” formerly “FIN 48”). The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Income Tax Statement requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. At May 31, 2012, fiscal years 2011 and 2012 remain open to examination in the Fund’s major tax jurisdictions.

The tax character of distributions paid during the year ended May 31, 2012 were as follows:

	Ordinary Income	Long-term Capital Gains
May 31, 2012	$81,515	$—

As of May 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$19,100,174
Gross tax unrealized appreciation	784,911
Gross tax unrealized depreciation	(2,457,058)
Net tax unrealized depreciation	(1,672,147)
Undistributed ordinary income	165,632
Undistributed long-term capital gain	—
Total distributable earnings	165,632
Other accumulated losses	(2,603,007)
Total accumulated losses	$(4,109,522)

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net	Accumulated Net	Paid-In
Investment Income/(Loss)	Realized Gain	Capital
$(109,736)	$109,736	$—

At May 31, 2012, the Fund had accumulated net realized capital loss carryover of $4,129 which will expire on May 31, 2019, as well as $1,249,852, which will be carried forward indefinitely to offset future realized capital gains.

At May 31, 2012, the Fund deferred, on a tax basis, post-October losses of:

Currency	Capital
$—	$1,348,073

(9)FUND SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	SIX MONTHS ENDED	YEAR ENDED
	NOVEMBER 30, 2012	MAY 31, 2012
Shares Sold	119,785	861,070
Shares Reinvested	—	10,017
Shares Redeemed	(28,972)	(515,307)
Net Increase	90,813	355,780

(10)SUBSEQUENT EVENTS

Management has evaluated subsequent events and determined that there were no material events that would require disclosure in the Fund’s financial statements through the date of issuance.

ADDITIONAL INFORMATION
(UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 through November 30, 2012.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
	6/1/12	11/30/12	6/1/12 – 11/30/12	6/1/12 – 11/30/12
Actual	$1,000.00	$1,195.40	$9.63	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85	1.75%

(a)
Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period multiplied by 183/365 to reflect the one-half year period from June 1, 2012 to November 30, 2012.

OTHER INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-484-6838 or by visiting the Fund’s website www.heartlandinternationalfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the period ended June 30, 2012 is available, without charge, either upon request by calling the Fund toll free at 1-877-484-6838 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Pursuant to Section 853 of the Internal Revenue Code, the Heartland International Value Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign	Portion of Ordinary Income Distribution
Taxes Paid	derived from Foreign Sourced Income*
$26,876	100%

*	The Fund has not derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2012 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Heartland International Value Fund (the “Fund”), a series of the Trust, and Heartland Advisors, Inc., the Fund’s investment advisor (the “Advisor”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, the Advisor’s Form ADV, select financial statements of the Advisor, bibliographic information of the Advisor’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Advisor’s written compliance program, including its Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Advisor, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund and the amount of time devoted by the Advisor’s staff to the Fund’s operations. The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of William J. Nasgovitz, the Fund’s portfolio manager, and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees noted that the Advisor does not manage any other accounts or investment products that utilize strategies similar to those employed by the Fund. The Trustees reviewed the structure of the Advisor’s compliance program and the Advisor’s marketing activities and goals and its continuing commitment to the growth of Fund assets. The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor. The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Advisor’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISOR

The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended July 31, 2012. In assessing the quality of the portfolio management services provided by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the MSCI All Country World Index ex USA Small Cap Value Index, and in comparison to a peer group of U.S. open-end foreign small/mid value funds as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).

The Trustees noted that for the year-to-date period ended July 31, 2012, the Fund’s performance was generally in alignment with the Morningstar Peer Group average for the period, falling within the third quartile. The Trustees further noted that for the one-year period ended July 31, 2012, the Fund’s performance was at the bottom of the Morningstar Peer Group. The Trustees also noted that for year-to-date period ended May 31, 2012, the Fund had outperformed its benchmark index, but that for the one-year and since inception periods ended December 31, 2011, the Fund had lagged its benchmark index.

After considering all of the information, the Trustees concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions and in light of the Fund’s limited track record. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements of the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor had subsidized the Fund’s operations since the Fund’s inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage commissions and use of soft dollars by the Advisor. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2012 meeting, as well as the presentations made by the Advisor over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.85% fell between the first and second quartiles and was below the Morningstar Peer Group average of 0.97%, which fell in the second quartile. The Trustees noted that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.75% fell at the top of the fourth quartile and was the highest of the Morningstar Peer Group, compared to the Morningstar Peer Group average of 1.47%, which fell within the third quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Advisor were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that the Advisor had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Advisor with respect to the Fund. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Advisor and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund. The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

TAX INFORMATION

For the fiscal year ended May 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Heartland International Value Fund	100%

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

INDEMNIFICATION
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-484-6838.

INDEPENDENT TRUSTEES
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

Dr. Michael D. Akers	Trustee	Indefinite Term;	Professor and Chair, Department of	26	Independent Trustee,
615 E. Michigan St.		Since	Accounting, Marquette University		USA MUTUALS
Milwaukee, WI 53202		August 22, 2001	(2004–present).		(an open-end investment
Age: 57					company with two portfolios).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/Midwest Airlines, Inc.	26	Independent Trustee,
615 E. Michigan St.		Since	(airline company) (1986–present).		USA MUTUALS
Milwaukee, WI 53202		August 22, 2001			(an open-end investment
Age: 56					company with two portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	Retired; Managing Director,	26	Independent Trustee,
615 E. Michigan St.		Since	Chief Administrative Officer		Gottex Multi-Asset
Milwaukee, WI 53202		October 23, 2009	(“CAO”) and Chief Compliance		Endowment Fund complex
Age: 69			Officer (“CCO”), Granite Capital		(three closed-end investment
			International Group, L.P. (an investment		companies); Independent
			management firm) (1994–2011);		Trustee, Gottex Multi-
			Vice President, Secretary, Treasurer		Alternatives Fund complex
			and CCO of Granum Series Trust		(three closed-end investment
			(an open-end investment company)		companies); Independent
			1997–2007); President, CAO and CCO,		Manager, Ramius IDF, Fund
			Granum Securities, LLC (a broker-dealer)		complex (two closed-end
			(1997–2007).		investment companies).

INTERESTED TRUSTEE AND OFFICERS

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

Joseph C. Neuberger(1)	Chairperson,	Indefinite Term;	Executive Vice President,	26	Trustee, Buffalo Funds
615 E. Michigan St.	President	Since	U.S. Bancorp Fund Services, LLC		(an open-end investment
Milwaukee, WI 53202	and	August 22, 2001	(1994–present).		company with ten portfolios);
Age: 50	Trustee				Trustee, USA MUTUALS
(an open-end investment
company with two portfolios).

John Buckel	Vice President,	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	and	January 10, 2008	(2004–present).
Age: 55	Principal	(Vice President);
Accounting		Since
Officer		September 10, 2008
(Treasurer)

Robert M. Slotky	Vice	Indefinite Term;	Senior Vice President,	N/A	N/A
615 E. Michigan St.	President,	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	January 26, 2011	(2001–present).
Age: 65	Compliance
Officer and
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite Term;	Vice President,	N/A	N/A
615 E. Michigan St.		Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		November 15, 2005	(2004–present).
Age: 33

Jennifer A. Lima	Assistant	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 10, 2008	(2002–present).
Age: 38

Jesse J. Schmitting	Assistant	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 21, 2011	(2008–present).
Age: 30

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Fund.

DEFINITIONS

10 Principles of Value InvestingTM consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of the company; and (10) positive technical analysis.

Debt/Capitalization Ratio represents the company’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Earnings per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

GDP (Gross Domestic Product) is the market value of the goods and services produced by labor and property.

MSCI All Country World Index ex USA Small Cap Value Index is a market capitalization weighted index that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S. The index consists of 44 country indices comprising 23 developed and 21 emerging market country indices. All indices are unmanaged. It is not possible to invest directly in an index. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Price/Earnings Ratio (Forward) for a security is based on actual earnings to date and future estimates made by Heartland Advisors, Inc. Estimates made by Heartland Advisors, Inc. are based on factors such as management guidance, historical performance of the company and its peer group, industry growth rates, street estimates and other factors as deemed appropriate.

Price/Sales Ratio is the stock price divided by the sales per share of the trailing 12-month period.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark. All indices mentioned are unmanaged. It is not possible to invest directly in an index.

The TOPIX Index, also known as the Tokyo Stock Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the sub indices of the 33 industry sectors. The index calculation excludes temporary issues and preferred stocks, and has a base value of 100 as of January 4, 1968.

Volatility is a characteristic of the market to rise or fall sharply in price within a short-term period.

(This Page Intentionally Left Blank.)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 4, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Trust for Professional Managers

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date     February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     February 7, 2013

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     February 7, 2013

* Print the name and title of each signing officer under his or her signature.